Exhibit 10.25

EIGHTEENTH OMNIBUS AMENDMENT
(Apple Ridge Funding LLC)

THIS Eighteenth Omnibus Amendment (this “Amendment”) is entered into this 2nd day of June, 2023 for the purpose of making amendments to the documents described in this Amendment.

WHEREAS, this Amendment is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) Anywhere Real Estate Group LLC (f/k/a Realogy Group LLC), a Delaware limited liability company (“Anywhere”), (vi) U.S. Bank National Association, a national banking association (“U.S. Bank”), as indenture trustee (the “Indenture Trustee”), paying agent, authentication agent, and transfer agent and registrar, (vii) the Managing Agents party to the Note Purchase Agreement defined below and (viii) Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as Administrative Agent and Lead Arranger (the “Administrative Agent”).

WHEREAS, this Amendment relates to the following documents (as such documents have previously been amended):

(i)Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), by and between Cartus and CFC;

(ii)Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and among ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee, and the Indenture Trustee;

(iii)Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), by and between CFC and ARSC;

(iv)Master Indenture, dated as of April 25, 2000 (the “Master Indenture”), by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(v)Series 2011-1 Indenture Supplement dated as of December 16, 2011 (the “Indenture Supplement”; and the Master Indenture as supplemented by the Indenture Supplement, the “Indenture”) by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(vi)Note Purchase Agreement, dated as of December 14, 2011 (the “Note Purchase Agreement”), among the Issuer, Cartus, as Servicer, the financial institutions and commercial paper conduits party thereto and the Administrative Agent, relating to the Series 2011-1 Secured Variable Funding Notes; and

(vii)Performance Guaranty, dated as of May 12, 2006 (the “Performance Guaranty”), executed by Anywhere, as Performance Guarantor, in favor of CFC and the Issuer.

WHEREAS, the Purchase Agreement, the Transfer and Servicing Agreement, the Receivables Purchase Agreement, the Master Indenture, the Indenture Supplement, the Note Purchase Agreement and the Performance Guaranty are collectively referred to in this Amendment as the “Affected Documents”; and

WHEREAS, terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Master Indenture, and, if not defined therein, as defined in the Indenture Supplement:

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.Amendments to Affected Documents. Effective as of the date hereof, each of the Affected Documents and each other Transaction Document is hereby amended as follows:
(a)All references to “Realogy Group LLC” or “Realogy Group LLC (f/k/a Realogy Corporation)”, as applicable, are hereby replaced with “Anywhere Real Estate Group LLC (f/k/a Realogy Group LLC)”; and
(b)All references to “Realogy Intermediate Holdings LLC” are hereby replaced with “Anywhere Intermediate Holdings LLC (f/k/a Realogy Intermediate Holdings LLC)”.
2.Amendment to Indenture Supplement. Effective as of the date hereof, the Indenture Supplement is hereby amended as follows:
(a)The definition of “Fee Letter” set forth in Section 2.01 of the Indenture Supplement is hereby amended and restated in its entirety as follows:
“Fee Letter” shall mean that certain Sixth Amended and Restated Fee Letter, dated June 2, 2023, by and among the Issuer, the Administrative Agent and the Managing Agents in connection with the Note Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
3.Amendments to Note Purchase Agreement. Effective as of the date hereof, the Note Purchase Agreement is hereby amended as follows:

The definition of “Commitment Termination Date” set forth in Section 1.01 of the Note Purchase Agreement is hereby amended to delete therefrom the reference to “June 2, 2023” and to substitute therefor the date “May 31, 2024”; and

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(a)Section 5.01(c) of the Note Purchase Agreement is hereby amended to replace the reference to “www.realogy.com” with “www.anywhere.re”; and
(b)Schedule II to the Note Purchase Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
4.Post-Closing Covenant. On or prior to June 30, 2023, Cartus, CFC, ARSC and the Issuer shall have entered into a letter agreement in favor of the Administrative Agent and the Managing Agents with respect to EU/UK laws on risk-retention, reporting and related matters in form and substance reasonably satisfactory to the Administrative Agent and the Managing Agents.
5.Waiver of Delivery. Each of the Managing Agents signatory hereto waives any prior notice or delivery requirement set forth in the Transaction Documents with respect to this Amendment (including, without limitation, pursuant to Section 10.02 of the Master Indenture and Sections 2.05(a) and 2.11 of the Note Purchase Agreement).
6.Further Assurances. The Issuer hereby reaffirms its agreements and obligations under Section 3.04 of the Master Indenture and Clause 6 of the Deed of Charge dated 16 December 2011 between the Issuer and the Indenture Trustee (the “Deed of Charge”), including, without limitation, with respect to the Charged Property (as defined in the Deed of Charge).
7.Conditions Precedent. This Amendment shall be effective upon (a) the Indenture Trustee’s receipt of counterparts to (i) this Amendment and (ii) the Fee Letter, in each case, duly executed by each of the parties thereto, (b) the Issuer’s payment of all fees required to be paid on or prior to the date hereof in accordance with the Fee Letter in accordance with the terms thereof and (c) the Issuer’s payment and/or reimbursement, to the extent invoiced, of the Administrative Agent’s, each Managing Agent’s and each Purchaser’s reasonable costs and expenses incurred in connection with this Amendment and the other Transaction Documents.
8.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
9.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

10.References to and Effect on Affected Documents. On and after the date hereof: (i) all references in any Affected Document to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Amendment; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents among the parties hereto to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Amendment; and (iii) each reference in any Transaction Document among the parties hereto to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Amendment; provided, that, notwithstanding the foregoing or any other provisions of this Amendment, the amendments contained in this Amendment shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under any Affected Document with respect to Receivables transferred or purported to have been transferred prior to the date hereof, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to an Affected Document prior to the date hereof.

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11.Reaffirmation of Performance Guaranty. Effective as of the date hereof, Anywhere, in its capacity as the Performance Guarantor under the Performance Guaranty, hereby consents to this Amendment and acknowledges and agrees that the Performance Guaranty remains in full force and effect is hereby reaffirmed, ratified and confirmed.

12.No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Documents, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

13.Issuer Representations re: Outstanding Series. As of the date hereof, the Issuer represents and warrants that the Series 2011-1 Notes are the only Notes outstanding under the Master Indenture.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President

CARTUS FINANCIAL CORPORATION

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President

APPLE RIDGE SERVICES CORPORATION

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President

APPLE RIDGE FUNDING LLC

By: /s/ Stephanie A. Dempsey
Name: Stephanie A. Dempsey
Title: Vice President

REALOGY GROUP LLC

By: /s/ Tim Gustavson
Name: Tim Gustavson
Title: Chief Accounting Officer

Signature Page to Eighteenth Omnibus Amendment

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar

By: /s/ Brian Giel
Name: Brian Giel
Title: Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Managing Agent

By: /s/ David R Nunez
Name: David R Nunez
Title: Director

By: /s/ Richard McBride
Name: Richard McBride
Title: Director

THE BANK OF NOVA SCOTIA, as a Managing Agent

By: /s/ Douglas Noe
Name: Douglas Noe
Title: Managing Director

BARCLAYS BANK PLC, as a Managing Agent

By: /s/ John McCarthy
Name: John McCarthy
Title: Director

Signature Page to Eighteenth Omnibus Amendment